FIRST AMENDMENT TO
SUPPLY CONTRACT FOR PETROLEUM FUELS

This First Amendment to Supply Contract for Low Sulfur Fuel Oil (“LSFO”), High Sulfur Fuel Oil (“HSFO”), No. 2 Diesel (“Diesel”), and Ultra-Low Sulfur Diesel ("ULSD") (“Amendment”) is made as of June 9, 2020 (“Execution Date”), by and between HAWAIIAN ELECTRIC CO., INC., (“Hawaiian Electric”), a Hawaii corporation, HAWAII ELECTRIC LIGHT COMPANY, INC. (“Hawaii Electric Light”), a Hawaii corporation, and MAUI ELECTRIC COMPANY, LTD. (“Maui Electric”), a Hawaii corporation, (collectively, the “Companies” or “BUYER”) and PAR HAWAII REFINING, LLC, a Hawaii limited liability corporation (“SELLER”), with principal place of business and mailing address at 1132 Bishop Street, Suite 2500, Honolulu, Hawaii 96813. The Companies and SELLER are each a "Party" and collectively the "Parties" to the Amendment. The Amendment shall become effective upon the Effective Date.

WHEREAS, the Parties entered into the Supply Contract for Petroleum Fuels (“Contract”) made on January 21, 2019 for the supply of LSFO, HSFO, Diesel, and/or ULSD from SELLER to the COMPANIES; and

WHEREAS, the Parties mutually desire to amend the Contract […] under the Contract as provided herein;

NOW, THEREFORE, in consideration of these premises and the covenants contained herein, the Parties agree as follows:

1.Definitions.
a.Article I of the Contract entitled “Definitions” is amended by adding the following new definitions:

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b.All capitalized terms used in the Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to the them in the Contract, as amended hereby. Unless otherwise indicated, all section references in the Amendment refer to sections of the Contract.

c.“Effective Date” is defined in Section 9 (Effective Date) of the Amendment.

2.Purchase Volumes. Section 3.2 (Purchase Volumes) of the Contract is hereby deleted in its entirety and restated as follows:

3.2 Purchase Volumes. For the remainder of the Term, during each Year that this Contract is in effect, SELLER shall sell and Deliver to the Companies, and the Companies shall purchase and receive from SELLER, all Tier 1 LSFO, HSFO, Diesel, and/or ULSD that may be required by the Companies on the islands of Oahu, Hawaii, Maui and Molokai following the notifications and coordination as outlined in Article VI. The Companies shall take commercially reasonable steps to receive Product ratably.

        (a) […] Volumes. SELLER shall sell and Deliver to Hawaiian Electric, and Hawaiian Electric shall purchase and receive from SELLER, […] pursuant to the following […] structure:
1. […]. SELLER shall have a supply obligation to provide […] measured […] which will be met through (i) […], and/or ii) […], as coordinated with Hawaiian Electric pursuant to the […] process set forth in Section 6.1 ([…]) and Section 6.2 ([…]). Such amounts are […];
2. […]. […], SELLER shall have a supply obligation to provide […], as coordinated with Hawaiian Electric pursuant to the […] set forth in Section 6.1 ([…]) and Section 6.2 ([…]). Such amounts are […]. Notwithstanding the foregoing, Hawaiian Electric may, at its sole discretion, […].
3. If Hawaiian Electric […], Hawaiian Electric shall […]. SELLER shall make available to Hawaiian Electric […].
(b)[…]. If, prior to the […], as set forth in Section 6.1 ([…]) of the Contract, SELLER declares […] of at least

[…] Days during the period in which […], then Hawaiian Electric shall […], in accordance with […]; provided, however, that if both parties agree Hawaii Electric may […].
SELLER hereby notifies Hawaiian Electric […], and Hawaiian Electric acknowledges that the […].

3.[…]. A new Section 5.4 ([…]) is added to the Contract as follows:

         5.4 […]. For the purpose of […] as provided in this Contract, the Companies will […]. In the event that the […] results in a […], the Companies shall provide notice to SELLER of the […].

(a)SELLER shall have […] ([…]) Business Days from receipt of such notice to agree to […]. In the event that SELLER agrees to […], the Parties agree that such […] shall be effective as of […].

(b)If SELLER declines to […], the Companies shall have the right to […] pursuant to Section 5.4 ([…]), on or before […] under the Contract, effective […] ([…]) Days after […], or such other date as agreed to by the Parties. For avoidance of doubt, […] provided for in this Section 5.4(b), […] shall apply. Should Companies exercise their right […] under this Section 5.4(b), SELLER shall have a continuing right during the remaining term of the Contract to […] the Companies, with the effective date of […] days after […]. Upon such […], either Party may […]. The Parties shall […] within […] days after the date of […]. If the Parties […]

the later of: (a) […] days following […], or (b) the […].

4.[…]. […] of the Contract is […] as follows:

(a)[…] Days prior to the first Day of each Month in which […], Hawaiian Electric shall provide notification to SELLER of the […] for said Month (“[…]”). SELLER agrees to notify Hawaiian Electric within […] Days of receipt of the […]. […].

5.Exhibit A. The LSFO Specifications table set forth in Exhibit A (Specifications) of the Contract is deleted in its entirety and replaced with the following:

Test Property	Test Method	Unit Of Measure	Min	Max
API Gravity @ 60 DF	ASTM D-4052	Degrees API	12	25
Viscosity	ASTM D-445, D-2161	CST @ 210 DF	15	96
Heat Value, Gross	ASTM D-240	MM BTU/BBL	6.0
Flash Point	ASTM D-93	DF	150
Pour Point	ASTM D-97, D-5949	DF		125
Ash	ASTM D-482	Percent, Weight		0.03
Sediment & Water[1]	ASTM D-1796	Percent, Volume		0.50[1]
Sulfur	ASTM D-4294	Percent, Weight		0.50
Nitrogen	ASTM D-4629, D-5762	Percent, Weight		0.50
Vanadium	ASTM D-5863, D-6728, AES	PPM, Weight		50.0
Carbon Residue	ASTM D-4530	Percent, Weight		12.0
1 SELLER certifies that all LSFO sold is less than 1% water by ASTM D-95/D-4006 and will validate with quarterly tests using ASTM D-95/D-4006

6.Exhibit B. The […] section of […] of the Contract is deleted and replaced with the following:

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1.[…].

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7. Exhibit C. A new Exhibit C ([…]) is added to the Contract as follows:

EXHIBIT C
([…])

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11. Miscellaneous
(a) Entire Agreement. The Amendment and the Contract (including all associated Exhibits and Tables) constitutes the entire understanding and agreement between the Parties with respect to the amendment of the contract and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the Parties. There are no subsequent oral agreements between the Parties.
(b) Counterparts. The Amendment may be executed in as many counterparts as desired by the Parties, any one of which shall have the force and effect of any original but all of which together shall constitute the same instrument. The Amendment may also be executed by exchange of executed copies via email or other electronic means, in which case – but not as a condition to the validity of the Amendment – each Party shall subsequently send the other Party by mail the original executed copy. A Party's signature transmitted by email or similar electronic means shall be considered an "original" signature for purposes of the Amendment.
(c) Headings. The headings or captions are for convenient reference only and have no force or effect or legal meaning in the construction or enforcement of the Amendment.
(d) Waiver and Severability. If any section or provision of the Amendment or any exhibit or rider hereto is held by any court or other competent authority or be illegal, unenforceable or invalid, the remaining terms, provisions, rights and obligations of the Amendment shall not be affected. The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. In no event shall any waiver by either Party of any default under the Amendment operate as a waiver of any further default.
(e) References to "Contract". References to "Contract" in the Contract shall be deemed to mean the Contract as amended by the Amendment.
(f) Applicable Law/Venue. The Amendment shall be construed in accordance with, and all disputes arising hereunder shall be determined in accordance with, the law of the State of Hawaii, U.S.A. Hawaii shall be the exclusive venue for any litigation arising hereunder. Each Party agrees and consents that any dispute, litigation, action or proceeding arising out of the Amendment, however defined, shall be brought exclusively in the State of Hawaii in a court of competent jurisdiction.
12. Other Terms Unchanged.

        All of the terms and conditions of the Contract that are not altered, amended or replaced by the provisions of the Amendment shall remain in full force and effect. In the event that a conflict arises between the Contract and the Amendment, the Amendment shall prevail, but the respective documents shall be interpreted to be in harmony with each other where possible.

IN WITNESS WHEREOF, the Companies and SELLER have executed the Amendment as of the day and year first above written.

HAWAIIAN ELECTRIC COMPANY, INC.		PAR HAWAII REFINING, LLC

By	/s/ Robert C. Isler	BY	/s/ Jim R. Yates
Robert C. Isler		Jim R. Yates
Its Vice President, Power Supply		Its Vice President

By	/s/ Scott Seu
Scott Seu
Its President & Chief Executive Officer

HAWAII ELECTRIC LIGHT COMPANY, INC.		MAUI ELECTRIC CO., LTD.

By	/s/ Robert C. Isler	By	/s/ Robert C. Isler
Robert C. Isler		Robert C. Isler
Its Vice President, Power Supply		Its Vice President, Power Supply

By	/s/ Scott Seu	By	/s/ Scott Seu
Scott Seu		Scott Seu
Its Chairman of Board		Its Chairman of Board